UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021

DIGITAL ALLY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33899	20-0064269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15612 College Blvd., Lenexa, KS 66219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (913) 814-7774

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	DGLY	The Nasdaq Capital Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 27, 2021, Digital Ally, Inc., a Nevada corporation (the “Company”), entered into a Purchase Agreement with two accredited investors (the “Investors”), pursuant to which the Company issued warrants dated February 1, 2021 (the “February Warrants”), which were initially exercisable for up to an aggregate of 14,300,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and issued and included for registration, along with the shares of Common Stock underlying the February Warrants and 3,250,000 shares of Common Stock and pre-funded warrants exercisable for up to 11,050,000 shares of Common Stock, in a registered direct offering by the Company, pursuant to a prospectus supplement, dated January 27, 2021 (the “January 27th Prospectus Supplement”) to the Company’s effective registration statement on Form S-3 (File No. 333-239419), which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 25, 2020, and was declared effective on July 2, 2020 (the “January 27th Prospectus Supplement”). The Company received gross proceeds of approximately $40,040,000 in connection with such offering, before deducting discounts, commissions and other offering expenses. EF Hutton, division of Benchmark Investments, LLC (“EF Hutton”), acted as the exclusive placement agent in connection with such offering pursuant to a placement agency agreement. The February Warrants are exercisable for a period of five years after issuance at an initial exercise price $3.25 per share, subject to certain adjustments, as provided in the Warrants.

On August 19, 2021, the Company entered into a Warrant Exchange Agreement (the “Exchange Agreement”) with the Investors cancelling February Warrants exercisable for an aggregate of 7,681,540 shares of Common Stock in consideration for its issuance of (i) new warrants (the “Exchange Warrants”) to the Investors exercisable for an aggregate of up to 7,681,540 shares of Common Stock. The Company also issued warrants (the “Replacement Original Warrants”) replacing the February Warrants for the remaining shares of Common Stock exercisable thereunder, representing an aggregate of 6,618,460 shares of Common Stock, and extended the expiration date of the February Warrants to September 18, 2026. The Company also filed a supplement to the Prospectus Supplement removing the cancelled February Warrants and the shares of Common Stock exercisable thereunder from registration under the Shelf Registration Statement in order to provide additional availability for the issuance of securities under the Shelf Registration Statement. The Exchange Warrants were issued to the Investors pursuant an exemption from registration under Section 4(a)(2) of the Securities Act.

The Exchange Warrants have a term of five years and 30 days and provide for an initial exercise price of $3.25 per share, subject to customary adjustments thereunder, and are immediately exercisable upon issuance for cash and on a cashless basis.

If, at any time after the issuance of the Exchange Warrants, a holder elects to exercise the February Warrants and, on such exercise date, there is either (i) no effective registration statement covering the resale of the shares of Common Stock underlying the Exchange Warrants or (ii) Rule 144 promulgated under the Securities Act (“Rule 144”) is not immediately available for such resale, upon exercise of the Exchange Warrants on a cashless exercise basis (other than as a result of any failure by the holder to comply with the conditions of Rule 144), then Company is required to make a “Limited Resale Payment” (as such term is defined in the Exchange Warrants) and the applicable Exchange Warrant or Exchange Warrants will be returned to the Company for cancellation.

The foregoing description of the Warrant Exchange Agreement, the Exchange Warrants, and the Replacement Original Warrants are qualified in their entirety by reference to the full text of such Warrant Exchange Agreement, Exchange Warrants and Replacement Original Warrants, the forms of which are attached as Exhibits 10.1, 4.1, and 4.2, respectively, to this Current Report on Form 8-K (this “Form 8-K”), and which are incorporated herein in their entirety by reference.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K, and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 4.1	Form of Common Stock Purchase Warrant (Exchange Warrant)
Exhibit 4.2	Form of Common Stock Purchase Warrant (Replacement Original Warrant”)
Exhibit 10.1	Warrant Exchange Agreement, dated August 19, 2021, among Digital Ally, Inc. and the warrant holders who are signatories thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2021

Digital Ally, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman, President and Chief Executive Officer